Tax-Efficient Equity Fund

                               SEMI-ANNUAL REPORT
                                 April 30, 2000

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                            PORTFOLIO OF INVESTMENTS
                                 April 30, 2000
                                   (unaudited)

   Shares                                               Value
   -------                                           ----------
                  COMMON STOCKS (98.0%)

                  BASIC MATERIALS (2.8%)
    6,100         Alcoa, Inc. .....................  $   395,737
   12,189         DuPont E.I. DeNemours & Co. .....      578,216
   10,150         International Paper Co. .........      373,013
                                                     -----------
                                                       1,346,966
                                                     -----------

                  CAPITAL GOODS/DURABLES (8.3%)
   10,149         Dover Corp. .....................      515,696
   14,214         General Electric Co. ............    2,235,151
   10,150         Honeywell International, Inc. ...      568,400
   10,150         Illinois Tool Works, Inc. .......      650,234
                                                     -----------
                                                       3,969,481
                                                     -----------

                  CONSUMER NON-DURABLES (5.4%)
    8,135         Avon Products, Inc. .............      337,602
   11,175         Bestfoods .......................      561,544
   12,199         Coca Cola Co. ...................      574,115
   11,185         Estee Lauder Companies, Inc. ....      493,538
   10,174         Procter & Gamble Co. ............      606,625
                                                     -----------
                                                       2,573,424
                                                     -----------

                  ENERGY (6.7%)
   18,309         Exxon Mobile Corp. ..............    1,422,380
   16,269         Royal Dutch Petroleum Co. .......      933,434
   22,379         Williams Companies, Inc. ........      835,016
                                                     -----------
                                                       3,190,830
                                                     -----------

                  FINANCE (13.8%)
    3,035         American Express Co. ............      455,440
    9,652         American International Group ....    1,058,704
   28,433         Bank of New York Co, Inc. .......    1,167,530
   24,354         Citigroup, Inc. .................    1,447,541
    8,125         Fannie Mae ......................      490,039
   26,092         Fleetboston Financial Corp. .....      924,635
    6,100         Merrill Lynch & Co., Inc. .......      621,819
    8,135         Suntrust Banks, Inc. ............      412,851
                                                     -----------
                                                       6,578,559
                                                     -----------

                  HEALTH (8.5%)
   18,264         Bristol Myers Squibb Co. ........      957,718
    6,095         Guidant Corp.* ..................      349,701
   14,229         Lilly (Eli) & Co. ...............    1,100,080
   12,189         Medtronic, Inc. .................      633,066
   20,165         Pharmacia Corp. .................    1,006,990
                                                     -----------
                                                       4,047,555
                                                     -----------

                  RETAIL (6.6%)
    6,060         Best Buy Co. Inc.* ..............      489,345
   12,190         Costco Wholesale Corp.* .........      659,403
   12,189         CVS Corp. .......................      530,222
   12,120         Gap, Inc. .......................      445,410
   18,283         Home Depot Inc. .................    1,024,991
                                                     -----------
                                                       3,149,371
                                                     -----------
                  SERVICES (10.9%)
   14,150         AT&T Corp. ......................      660,628
   12,189         Carnival Corp. ..................      303,201
   12,189         CBS Corp.* ......................      716,104
   10,149         Cox Communications, Inc.* .......      434,504
   21,343         MCI Worldcom, Inc.* .............      970,440
   12,209         New York Times Co. (Class A) ....      502,858
   12,209         Qwest Communications
                    International, Inc.* ..........      529,565
   12,189         Time Warner, Inc. ...............    1,096,248
                                                     -----------
                                                       5,213,548
                                                     -----------
                  TECHNOLOGY (30.5%)
   20,299         Automatic Data Processing, Inc. .    1,092,340
   28,413         Cisco Systems, Inc.* ............    1,971,152
   11,175         Computer Associates
                    International, Inc. ...........      623,705
   20,299         Dell Computer Corp.* ............    1,016,853
    6,085         EMC Corp.* ......................      845,435
   10,149         International Business
                    Machines Corp. ................    1,132,882
   18,294         Lucent Technologies, Inc. .......    1,137,658
   24,414         Microsoft Corp.* ................    1,703,639
    5,075         Nortel Networks Corp. ...........      574,744
    5,100         PE Biosystem Group Corp. ........      306,000
    6,095         Stmicroelectronics ..............    1,156,145
   14,229         Sun Microsystems, Inc.* .........    1,308,623
   10,164         Texas Instruments, Inc. .........    1,655,462
                                                     -----------
                                                      14,524,638
                                                     -----------

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                            PORTFOLIO OF INVESTMENTS
                           April 30, 2000 (continued)
                                   (unaudited)

   Shares                                                    Value
   -------                                                -----------
                  UTILITIES (4.5%)
   10,144         DQE, Inc. ............................  $   388,008
   16,244         DTE Energy Co. .......................      529,961
   18,284         GTE Corp. ............................    1,238,741
                                                          -----------
                                                            2,156,710
                                                          -----------
                  TOTAL COMMON STOCKS
                    (identififed cost $41,182,264) .....  $46,751,082
                                                          -----------
 Principal
   Amount         TIME DEPOSIT (1.9%)                        Value
 ---------                                                -----------
  913,000         State Street Bank (Euro dollar)
                    5.0%, 5/1/2000
                    (identified cost $913,000) .........  $   913,000
                                                          -----------


TOTAL INVESTMENTS (identified cost $42,095,264)(a) .....  99.9%      $47,664,082
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES .........   0.1            41,202
                                                         -----       -----------
NET ASSETS ............................................. 100.0%      $47,705,284
                                                         =====       ===========
----------
  *   non-income producing security
(a) The aggregate cost for federal income tax purpose is $42,095,264, the aggregate gross unrealized appreciation is $8,428,354, and the aggregate gross unrealized depreciation is $2,859,536, the net unrealized appreciation of $5,568,818.

                       See Notes to Financial Statements.

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                 April 30, 2000
                                   (unaudited)

ASSETS:
      Investments in securities, at value
         (identified cost $42,095,264)(Note1) ....................  $47,664,082
      Cash .......................................................          635
      Receivables for:
         Capital stock sold ......................................      160,000
         Dividends and other .....................................       34,993
                                                                    -----------
           Total Assets ..........................................   47,859,710
                                                                    -----------
 LIABILITIES:
      Payables for:
        Capital stock redeemed ...................................      107,664
        Expense Payment Fee (Note 2) .............................       40,896
        Administrative fee (Note 2) ..............................        5,866
                                                                    -----------
            Total Liabilities ....................................      154,426
                                                                    -----------

NET ASSETS .......................................................  $47,705,284
                                                                    ===========
Net Assets Consist of:
       Paid-in capital ...........................................  $37,561,965
       Distributions in excess of net investment income ..........      (56,538)
       Accumulated net realized gain on investments ..............    4,631,039
       Net unrealized appreciation ...............................    5,568,818
                                                                    -----------

Net Assets .......................................................  $47,705,284
                                                                    ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE
      ($47,705,284 / 3,378,938 shares) ...........................       $14.12
                                                                         ======

                     See Notes to Financial Statements.

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                             STATEMENT OF OPERATIONS
                     For the six months ended April 30, 2000
                                   (unaudited)

INVESTMENT INCOME:
      Income:
        Dividends (net of foreign withholding taxes of $239) ....... $  181,856
        Interest ...................................................     16,305
                                                                     ----------
            Total Income ...........................................    198,161
                                                                     ----------
      Expenses:
        Expense payment fee (Note 2) ...............................    222,841
        Administrative fee (Note 2) ................................     31,858
                                                                     ----------
            Total Expenses .........................................    254,699
                                                                     ----------
            Net Investment Loss ....................................    (56,538)
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) (Notes 1 and 3):
      Net realized gain on investments .............................  4,660,304
      Net change in unrealized appreciation on investments .........   (720,991)
                                                                     ----------
           Net Realized and Unrealized Gain ........................  3,939,313
                                                                     ----------
      Net Increase in Net Assets Resulting from Operations ......... $3,882,775
                                                                     ==========

                       See Notes to Financial Statements.

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                      For the period from
                                                                        For the        November 2, 1998
                                                                    six months ended   (commencement of
                                                                     April 30, 2000     operations) to
                                                                       (unaudited)     October 31, 1999
                                                                     --------------     ---------------
INCREASE IN NET ASSETS:
      Operations:
        Net investment loss .........................................  $   (56,538)       $   (73,856)
        Net realized gain (loss) on investments .....................    4,660,304            (29,265)
        Net change in unrealized appreciation on investments ........     (720,991)         6,289,809
                                                                       -----------        -----------
           Net increase in net assets resulting from operations .....    3,882,775          6,186,688
                                                                       -----------        -----------
      Capital stock transactions (Note 4):
        Net proceeds from sales of capital stock ....................    9,869,963         36,603,730
        Net cost of capital stock redeemed ..........................   (2,545,264)        (6,292,608)
                                                                       -----------        -----------
           Net increase in net assets resulting from
              capital transactions ..................................    7,324,699         30,311,122
                                                                       -----------        -----------
              Total increase in net assets ..........................   11,207,474         36,497,810

NET ASSETS:
      Beginning of period ...........................................   36,497,810                 --
                                                                       -----------        -----------
      End of period .................................................  $47,705,284        $36,497,810
                                                                       ===========        ===========


                       See Notes to Financial Statements.

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                     Selected per share data and ratios for
                   a share outstanding throughout the period

                                                                                              For the period from
                                                                               For the         November 2, 1998
                                                                           six months ended    (commencement of
                                                                            April 30, 2000      operations) to
                                                                              (unaudited)      October 31, 1999
                                                                           ----------------    ----------------
 Net asset value, beginning of period .....................................     $12.80              $10.00

 Income from investment operations:
    Net investment loss ...................................................      (0.02)              (0.03)
    Net realized and unrealized gain ......................................       1.34                2.83
                                                                                ------              ------

    Net asset value, end of period ........................................     $14.12              $12.80
                                                                                ======              ======

 Total return(1) ..........................................................      10.31%              28.00%

 Ratios/Supplemental data:
    Net assets, end of period (000's omitted) .............................    $47,705             $36,498
    Expenses as a percentage of average net assets(1) .....................       1.20%(2)            1.20%(2)
    Ratio of net investment loss to average net assets ....................      (0.27%)(2)          (0.25%)(2)

    Portfolio turnover rate ...............................................         40%                 37%(2)

----------
(1)   Had the expense payment agreement not been in place, the ratio of expenses to average net assets and total return would have been as follows:


    Ratio of expenses to average net assets ...............................       1.24%(2)            1.29%
    Total return ..........................................................      10.29%              27.91%


(2)   Annualized

                       See Notes to Financial Statements.

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS
                                   (unaudited)

      1. Organization and Significant Accounting Policies. The 59 Wall Street Tax-Efficient Equity Fund (the "Fund") is a separate, diversified series of The 59 Wall Street Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-end management investment company organized under the laws of the State of Maryland on July 16, 1990. The Fund commenced operations on November 2, 1999.

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Board of Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to the value from dealers; and general market conditions; (4) short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Board of Directors.

            B. Accounting for Investments. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Interest income is accrued daily.

            C. Federal Income Taxes. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to-tax timing differences such as losses deferred due to "wash sale" transactions and utilization of capital loss carryforwards. These timing differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV. These distributions do not constitute a return of capital.

            D. Dividends and Distributions to Shareholders. Distributions from net capital gains, if any, are paid annually and are recorded on the ex-dividend date.

      2. Transactions with Affiliates.

      Investment Advisory Fee. The Corporation has an investment advisory agreement with Brown Brothers Harriman & Co. (the "Adviser") for which the Adviser receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.65% of the Fund's average daily net assets.

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                                   (unaudited)

      Administrative Fee. The Corporation has an administrative agreement with Brown Brothers Harriman & Co. (the "Administrator") for which it pays the Administrator a fee calculated daily and paid monthly at an annual rate equivalent to 0.15% of the Fund's average daily net assets. The Administrator has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the six months ended April 30, 2000 the Fund incurred $31,858 for administrative services.

      Shareholder Servicing/Eligible Institution Agreement. The Corporation has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman & Co. for which Brown Brothers Harriman & Co. receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the average daily net assets of the Fund.

      Expense Payment Fee. 59 Wall Street Administrators, Inc. pays certain expenses of the Fund and receives a fee from the Fund, computed and paid monthly, such that after such fee the aggregate expenses will not exceed 1.20% of the Fund's average daily net assets. For the six months ended April 30, 2000, 59 Wall Street Administrators, Inc. incurred $263,697 in expenses, including investment advisory fees of $138,051 and shareholder servicing/eligible institution fees of $53,097, on behalf of the Fund. The Fund's expense payment fee agreement will terminate on July 31, 2003.

      3. Investment Transactions. For the six months ended April 30, 2000, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $24,336,446 and $17,107,361, respectively . For that same period, the Fund paid brokerage commissions of $32,677 to Brown Brothers Harriman & Co. for transactions executed on its behalf. Custody fees for the Fund were reduced by $77 as a result of an expense offset arrangement with the Fund's custodian.

      4. Capital Stock. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. Transactions in shares of capital stock were as follows:

                                      For the six months         For the
                                      ended April 30, 2000      year ended
                                          (unaudited)        October 31, 1999
                                      --------------------   ----------------
Capital stock sold ...............          709,640              3,373,701
Capital stock repurchased ........         (181,447)              (522,956)
                                         ----------             ----------
Net increase .....................          528,193              2,850,745
                                         ==========             ==========

The 59 Wall Street Fund, Inc.

Investment Adviser and
 Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts 02109

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005
(800) 625-5759

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.